Summary Prospectus	2024
May 1, 2024

Balanced Fund | Class I (DODBX) | Class X (DOXBX)

Established 1931

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Dodge & Cox Balanced Fund

Investment Objectives

The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Dodge & Cox Balanced – Class I	Dodge & Cox Balanced – Class X
Sales charge (load) imposed on purchases	None	None
Deferred sales charge (load)	None	None
Sales charge (load) imposed on reinvested distributions	None	None
Redemption fee	None	None
Exchange fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Dodge & Cox Balanced – Class I	Dodge & Cox Balanced – Class X
Management fees*	0.50%	0.45%
Distribution and/or service (12b-1) fees	None	None
Other expenses (custody, accounting, legal, etc.)	0.02%	0.02%

Total Annual Fund Operating Expenses	0.52%	0.47	%**
Expense reimbursement	None	0.05	%**

Net Expenses	0.52%	0.42	%**

*	Management fees include investment advisory fee expenses of 0.40% for each class of the Fund; and administrative services fee expenses of 0.10% for the Fund’s Class I shares and 0.05% for the Fund’s Class X shares.
**	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating Expenses of the Fund’s Class X shares at 0.42% until April 30, 2026. This agreement cannot be terminated prior to April 30, 2026 other than by resolution of the Fund’s Board of Trustees. For purposes of the foregoing, ordinary expenses shall not include nonrecurring shareholder account fees, fees and expenses associated with Fund shareholder meetings, fees on portfolio transactions such as exchange fees, dividends and interest on short positions, fees and expenses of pooled investment vehicles that are held by the Fund, interest expenses and other fees and expenses related to any borrowings, taxes, brokerage fees and commissions and other costs and expenses relating to the acquisition and disposition of Fund investments, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business, such as litigation expenses. The term of the agreement will automatically renew for subsequent three-year terms unless terminated with at least 30 days’ written notice by either party prior to the end of the then-current term. The agreement does not permit Dodge & Cox to recoup any fees waived or payments made to the Fund for a prior year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in Class I shares and/or Class X shares of the Fund for the time periods indicated and then redeem all of your shares of the Fund’s Class I shares and/or the Fund’s Class X shares at the end of those time periods;
∎	Your investment has a 5% return each year;
∎	The Fund’s operating expenses remain the same; and
∎	The Class X expense reimbursement agreement is effective until April 30, 2026.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Balanced – Class I	$53	$167	$291	$653
Dodge & Cox Balanced – Class X	$43	$140	$253	$582

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified portfolio of equity securities and debt securities. Under normal circumstances no less than 25% and no more than 75% of the Fund’s total assets will be invested in equity securities and no less than 25% of the Fund’s total assets will be invested in fixed income investments. The Fund may invest up to 30% of its total assets in equity or debt securities of non-U.S. issuers that are not in the S&P 500 Index, provided that no more than 10% of the Fund’s total assets may be invested in non-U.S. dollar-denominated securities. Such exposure to non-U.S. issuers may include investments in emerging market issuers. Asset allocation between equity and debt securities is based on Dodge & Cox’s assessment of the potential risks and returns for each asset class over a three- to five-year horizon. Factors used to estimate the range of potential returns include: future earnings growth, the outlook for the economy, inflation and interest rate trends, and current valuations relative to historical ranges.

Equity securities in which the Fund may invest include common stocks, depositary receipts evidencing ownership of common stocks, certain preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund’s equity investments are typically in medium-to-large well-established companies based on standards of the applicable market. In selecting equity investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends.

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Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, financially material environmental, social, and governance (ESG) issues, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Fixed income investments in which the Fund may invest include government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, and may include other fixed and floating rate instruments, including certain preferred stocks, and cash equivalents such as short-term debt securities. The proportion of Fund assets invested in various classes of fixed income investments is determined based on Dodge & Cox’s appraisal of the economy, the relative yields of investments in the various market sectors, the investment prospects for issuers, and other factors. In selecting debt securities, Dodge & Cox considers many factors, including yield, credit quality, liquidity, covenants, call risk, duration, structure, and capital appreciation potential, as well as financially material ESG issues. A maximum of 10% of the Fund’s total assets may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the Fund’s total assets may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. “Investment-grade” means (i) securities rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalently rated by any nationally recognized statistical rating organization (“NRSRO”), or (ii) unrated securities if deemed to be of investment-grade quality by Dodge & Cox.

The Fund invests in hybrid securities, including preferred stock, which may be classified as equity or debt depending on the specific structure and features of each security.

The Fund may use equity options or total return swaps referencing single stocks or stock indices to create or hedge equity exposure. The Fund may also use futures referencing stock indices to create broad equity market exposure, or to hedge against a general downturn in the equity markets. The Fund may also invest in interest rate derivatives, such as U.S. Treasury futures, for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect currency exposure or currency risk.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, inflation, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein.
∎	Asset allocation risk. The assumptions and theses on which Dodge & Cox bases its allocation of assets may be wrong. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Depending on market conditions, Dodge & Cox’s investing style may perform better or worse than portfolios with a different investment style. Dodge & Cox may not make timely purchases or sales of securities for the Fund. The Fund may underperform the broad market, relevant indices, or other funds with similar objectives and investment strategies.
∎	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.
∎	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
∎	Below investment-grade securities risk. Debt securities rated below investment-grade, also known as high-yield or “junk” bonds generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
∎	Mortgage- and asset-backed securities risk. Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain U.S. government sponsored entities (“GSEs”) are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified during times of market stress or under circumstances that cause increased supply in the market due to unusually high selling activity.
∎

Derivatives risk. Investing with derivatives, such as currency forward contracts, equity options, total return swaps and equity index futures and Treasury futures, and other similar investments (collectively referred to as “derivatives”) involves risks additional

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to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. A derivative can create leverage because it can result in exposure to an amount of a security, index, or other underlying investment (a “notional amount”) that is substantially larger than the derivative position’s market value. Often, the upfront payment required to enter into a derivative is much smaller than the potential for loss, which for certain types of derivatives may be unlimited. The Fund may not be able to close a derivatives position at an advantageous time or price. As a result, the Fund may be required to continue making required margin and settlement payments and, if the Fund has insufficient cash on hand to meet such requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Derivatives also can create operational and legal risk. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be more volatile, harder to value, and have lower overall liquidity than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk. Emerging and frontier market currencies may be more volatile than currencies of more developed countries.
∎	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation or anticipated income and reinvest the proceeds in securities with lower interest rates.
∎	Sovereign and government-related debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.
∎	Hybrid securities risk. Hybrid securities are typically subordinated to an issuer’s senior debt instruments; therefore, they are subject to greater credit risk than those senior debt instruments. Many hybrid securities are subject to provisions permitting their issuers to skip or defer distributions under specified circumstances. Hybrid securities may have limited or no voting rights and may have substantially lower overall liquidity than other securities. Certain types of hybrid securities, such as non-cumulative perpetual preferred stock, are issued predominantly by companies in the financial services industry and thus may present increased risk during times of financial upheaval, which may affect financial services companies more than other types of issuers.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s Class I shares’ returns from year to year. The table shows how the average annual total returns of the Fund’s Class I shares and Class X shares compare with different broad measures of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results for the Fund’s Class I shares during the time period were:

Highest: 15.53% (quarter ended June 30, 2020)

Lowest: –21.01% (quarter ended March 31, 2020)

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Average Annual Total Returns for the Periods Ended 12/31/2023

Dodge & Cox Balanced – Class I	1 Year	5 Years	10 Years
Return before taxes	13.76%	10.18%	7.95%
Return after taxes on distributions	12.24	7.98	5.95
Return after taxes on distributions and sale of Fund shares	8.74	7.65	5.89

Dodge & Cox Balanced – Class X*
Return before taxes	13.88	10.22	7.97
S&P 500 Index (reflects no deduction for expenses or taxes)	26.29	15.69	12.03
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	5.53	1.10	1.81
Combined Index** (60% S&P 500 & 40% Bloomberg U.S. Aggregate Bond Index) (reflects no deduction for expenses or taxes)	17.67	9.98	8.10

*	The Fund’s Class X shares launched on May 1, 2022. In the table above, Class X returns for periods prior to its launch are calculated using performance of the Fund’s Class I shares.
**	The Combined Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Aggregate Bond Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the Fund may invest.

The after-tax returns shown above are for the Fund’s Class I shares. The after-tax returns of the Fund’s Class X shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Fund Management

Dodge & Cox serves as investment manager to the Balanced Fund. The Fund is managed by Dodge & Cox’s Balanced Fund Investment Committee (“BFIC”), which consists of the following seven members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox*
David C. Hoeft	Senior Vice President, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee (“USEIC”), Global Equity Investment Committee (“GEIC”), and Emerging Markets Equity Investment Committee (“EMEIC”)	22/31
Lucinda I. Johns	Senior Vice President and Director (since 2022), Director of Fixed Income (since 2024), Research Analyst, and member of U.S. Fixed Income Investment Committee (“USFIIC”) and Global Fixed Income Investment Committee (“GFIIC”)	12/22
Philippe Barret, Jr.	Senior Vice President and Director (since 2022), Research Analyst, and member of USEIC	11/21
Benjamin V. Garosi	Vice President, Research Analyst, and member of USEIC	5/15
Matthew B. Schefer	Vice President, Research Analyst, and member of GFIIC	2/16
Robert S. Turley	Vice President, Research Analyst, and member of EMEIC	2/12
Thomas Y. Powers	Vice President and Research Analyst	2/8

*	Prior to May 1, 2022, the Fund was jointly managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”) and U.S. Fixed Income Investment Committee (“USFIIC”). Mr. Hoeft, Mr. Barret, and Mr. Garosi have been members of the USEIC for 22, 11, and 5 years, respectively. Ms. Johns has been a member of the USFIIC for 12 years.

Other Important Information About Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 28 of this prospectus.

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Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investment for each class of shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The Funds, in their sole discretion, reserve the right to modify or waive minimum investment amounts for certain financial intermediaries that submit orders on behalf of their customers under certain circumstances. For example, the Funds may waive or lower the minimum investment amount for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after SS&C GIDS (the “Transfer Agent”) or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Log In” log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Resources” then “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, P.O. Box 219502, Kansas City, MO 64121-9502” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

Available Share Classes

Each class of a Fund’s shares represent an interest in the same Fund with the same investment objectives and investment policies. No class has sales charges or makes distribution payments. However, different classes are designed for different types of investors and have different eligibility requirements and expense structures due to differing shareholder servicing arrangements. Investments in Class X shares that are determined to be ineligible may be either denied, cancelled, invested in Class I shares, or converted to Class I shares, at the sole discretion of the Funds. Please refer to the “Share Classes and Distribution” section of this Prospectus for additional information.

Class I. Class I shares are available to all types of investors, including individuals and institutions. Class I shares may be purchased directly from Dodge & Cox or through a financial intermediary.

Class X. Class X shares are available only to certain defined contribution employee retirement benefit plans, such as 401(k), 403(b), employee stock ownership, money purchase pension, profit sharing, stock bonus, target benefit, and thrift or savings plans and other defined contribution plans approved by the Funds. Class X shares are not available to retail investors, defined benefit plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, HSA plans, 529 plans, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Class X shares may be purchased and sold only through the administrator or recordkeeper of an eligible defined contribution employee retirement benefit plan.

Investing Through a Financial Intermediary

If you purchase shares of a Fund through a financial intermediary, such as a broker/dealer, financial institution, investment adviser, or employee benefit plan, rather than directly from the Transfer Agent, your intermediary may impose different or additional conditions than the Funds on purchases, sales, and exchanges of Fund shares. These differences could include initial and subsequent investment minimums, exchange policies, differences in available Funds or share classes, cut-off times for investments, and trading restrictions. Your intermediary could impose additional account and/or transaction fees. You should consult your intermediary directly for information regarding any such conditions or fees. If you purchase shares of a Fund through an intermediary, you must place subsequent orders to sell or exchange those shares through the same intermediary.

Tax Information

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, in which case you will generally be taxed only upon withdrawal of monies from the retirement account or are otherwise tax exempt.

Payments to Financial Intermediaries

With respect to Class I shares of a Fund purchased through an employee retirement benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. No such payments are made with respect to the Emerging Markets Stock Fund or the Class X shares of any Fund. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

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